UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):June 17, 1996





                    NATIONSBANK OF DELAWARE, N.A.
                    -----------------------------
        (Exact name of registrant as specified in its charter)
       (Originator of the NationsBank Credit Card Master Trust)



     United States            33-69572            51-0313900
     -------------            --------            ----------
     (State or other          (Commission File    (I.R.S. employer
     Jurisdiction of          Number)             Identification No.)
     Incorporation

                 Blue Hen Corporate Center, Route 113
                        Dover, Delaware  19901
               (Address of principal executive offices)
               ----------------------------------------

  Registrant's telephone number including area code:  (302) 672-4321

                   Exhibit Index appears on Page 4
Item 5.   Other Events
          ------------

           The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          (c)  Exhibits

               99A  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $750,000,000 Class A 4.75% Asset Backed
                    Certificates, Series 1993-1

               99B  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $47,873,000 Class B 4.875% Asset Backed
                    Certificates, Series 1993-1

               99C  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $500,000,000 Class A 6.0% Asset Backed
                    Certificates, Series 1993-2

               99D  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $31,915,000 Class B 6.25% Asset Backed
                    Certificates, Series 1993-2

               99E  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $1,000,000,000 Class A 6.45% Asset Backed
                    Certificates, Series 1995-1

               99F  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $51,137,000 Class B 6.625% Asset Backed
                    Certificates, Series 1995-1

               99G  Monthly Certificateholder's Statement --
                    NationsBank Credit Card Master Trust
                    $85,228,000 Collateral Indebtedness
                    Interest, Series 1995-1

                              SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    NATIONSBANK OF DELAWARE, N.A.
                    -----------------------------
                            (Registrant)


Dated:                             By:       \s\ Leslie J. Fitzpatrick
                                             -------------------------
                                   Name:     Leslie J.Fitzpatrick
                                   Title:    Senior Vice President
                                             (Duly Authorized Officer)

                                                       Sequentially
Exhibit                                                  Numbered
Number                   Exhibit                           Page
- -------                  -------                       ------------

99A            Monthly Certificateholder's Statement --     Exhibit 99
               NationsBank Credit Card Master Trust         A & B
               $750,000,000 Class A 4.75% Asset Backed      5 - 10
               Certificates, Series 1993-1

99B            Monthly Certificateholder's Statement --     Exhibit 99
               NationsBank Credit Card Master Trust         A & B
               $47,873,000 Class B 4.875% Asset Backed      5 - 10
               Certificates, Series 1993-1

99C            Monthly Certificateholder's Statement --     Exhibit 99
               NationsBank Credit Card Master Trust         C & D
               $500,000,000 Class A 6.0% Asset Backed       11 - 16
               Certificates, Series 1993-2

99D            Monthly Certificateholder's Statement --     Exhibit 99
               NationsBank Credit Card Master Trust         C & D
               $31,915,000 Class B 6.25% Asset Backed       11 - 16
               Certificates, Series 1993-2

99E            Monthly Certificateholder's Statement --     Exhibit 99
               NationsBank Credit Card Master Trust         E,F,&G
               $1,000,000,000 Class A 6.45% Asset Backed    17 - 22
               Certificates, Series 1995-1

99F            Monthly Certificateholder's Statement --     Exhibit 99
               NationsBank Credit Card Master Trust         E,F,&G
               $51,137,000 Class B 6.625% Asset Backed      17 - 22
               Certificates, Series 1995-1

99G            Monthly Certificateholder's Statement --     Exhibit 99
               NationsBank Credit Card Master Trust         E,F,&G
               $85,228,000 Collateral Indebtedness          17 - 22
               Interest, Series 1995-1